                                                                    EXHIBIT 10.2



                              THE STOCK OPTION PLAN

                         FOR EMPLOYEES OF TOXI-LAB, INC.


        Toxi-Lab, Inc., a corporation organized under the laws of the State of California, hereby adopts this Stock Option Plan for Employees of Toxi-Lab, Inc. The purposes of this Plan are as follows:

        (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its Employees who have been or will be given responsibility for the management or administration of the. Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

        (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended.

                                    ARTICLE I

                                   DEFINITIONS

        Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Board

        "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Code

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Committee

        "Committee" shall mean the Stock option Committee of the Board, appointed as provided in Section 6.1.

Section 1.4 - Company

        "Company" shall mean Toxi-Lab, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 425(a) of the Code applies.

Section 1.5 - Director

        "Director" shall mean a member of the Board.

Section 1.6 - Employee

        "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.7 - Incentive Stock Option

        "Incentive Stock Option" shall mean an option which qualifies under
Section 422A of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.8 - Non-Qualified Option

        "Non-Qualified Option" shall mean an option which is not an Incentive Stock Option and which is designated as a Non-Qualified option by the Committee.

Section 1.9 - Officer

        "Officer" shall mean an officer of the Company, any Parent corporation or any Subsidiary.

Section 1.10 - Option

        "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Stock options and Non-Qualified Options.

Section 1.11 - Optionee

        "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

Section 1.12 - Parent Corporation

        "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.13 - Plan

        "Plan" shall mean this Stock Option Plan for Employees of Toxi-Lab, Inc.

Section 1.14 - Secretary

        "Secretary" shall mean the Secretary of the Company.

Section 1.15 - Securities Act

        "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.16 - Shares

        "Shares" shall mean shares of the Company's $.01 par value Common Stock.

Section 1.17 - Subsidiary

        "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.18 - Termination of Employment

        "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422A(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

        The Shares of stock subject to options shall be shares of the Company's $.01 par value Common Stock. Subject to Section 3.3(d), the aggregate number of such Shares which may be issued upon exercise of Options shall not exceed 200,000.

Section 2.2 - Unexercised Options

        If any option expires or is cancelled without having been fully exercised, the number of Shares subject to such Option but as to which such option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Changes in Company's Shares

        In the event that the outstanding Shares of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in
Section 2.1 on the maximum number and kind of shares which may be issued on exercise of options.

                                   ARTICLE III

                               GRANTING OF OPTIONS

Section 3.1 - Eligibility

        Any Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in subsection (b), Sections 3.2 and 6.4(a). However, no option shall be granted to any

Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any

Parent Corporation or any Subsidiary.

Section 3.2 - Qualification of Incentive Stock Options

        No Incentive Stock Option shall be granted unless such option, when granted, qualifies as an "incentive stock option" under Section 422A of the Code.

Section 3.3 - Granting of Options

               (a) The Committee shall from time to time, in its absolute discretion:

                      (i) Select from among the Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                      (ii) Determine the number of Shares to be subject to such Options granted to such selected Employees, and determine whether such options are to be Incentive Stock Options or Non-Qualified options; and

                      (iii) Determine the terms and conditions of such Options, consistent with the Plan.

               (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered option, may cover the same (or a lesser or greater) number of Shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of Shares, price, option period or any other term or condition of the surrendered Option.

               (c) Options may not be granted by the Committee to Employees who are then Directors or officers unless such grants have been recommended by the Special Committee. Such recommendation shall be in writing and shall specify the

Directors or Officers to whom such grants are recommended and the recommended number of Shares to be covered by such Options.

               (d) Notwithstanding subsection (a), with respect to any Option to-be granted before the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on the date of grant:

                      (i) Either,

                             a the aggregate offering price of the Shares to be subject to such option shall not exceed the greater of

                                    i   the dollar amount equal to $500,000,
                                        less the sum of (1) the aggregate
                                        offering price of Shares subject to
                                        outstanding options (and securities of
                                        the Company subject to outstanding
                                        offers made by the Company, other than
                                        options, in reliance on Rule 701
                                        promulgated by the securities and
                                        Exchange Commission, 17 CFR 230.701
                                        (hereinafter referred to as "Rule
                                        70111)), and (2) the aggregate offering
                                        price of Shares sold within the next
                                        preceding twelve months pursuant to the
                                        exercise of Options (and securities of
                                        the Company sold by the Company within
                                        the next preceding twelve months, other
                                        than pursuant to Options, in reliance on Rule 701); and

                                    ii  the dollar amount equal to 15% of the
                                        total assets of the Company measured as
                                        at the end of the Company's last fiscal
                                        year, less the sum of (1) the aggregate
                                        offering price of Shares subject to
                                        outstanding Options (and securities of
                                        the Company subject to outstanding
                                        offers made by the Company, other than
                                        options, in reliance on Rule 701), and
                                        (2) the aggregate offering price of
                                        Shares sold within the next preceding
                                        twelve months pursuant to the exercise
                                        of options (and securities of the
                                        Company sold by the Company within the
                                        next preceding twelve months,
                                        other than pursuant to options, in
                                        reliance on Rule 701); or

                                 b the number of Shares to be subject to such option shall not exceed 15% of the number of outstanding Shares, less the sum of

                                    i   the number of Shares subject to
                                        outstanding options (and Shares subject
                                        to outstanding offers made by the
                                        Company, other than options, in reliance on Rule 701), and

                                    ii  the number of Shares sold within the
                                        next preceding twelve months pursuant to the exercise of Options (and Shares sold by the Company within the next preceding twelve months, other than pursuant to options, in reliance on Rule 701); and

                      (ii) the aggregate offering price of the Shares to be subject to such Option shall not exceed the dollar amount equal to $5,000,000, less the sum of a the aggregate offering price of Shares subject to outstanding options (and securities of the Company subject to outstanding offers made by the Company, other than Options, in reliance on Rule 701), and

                             b the aggregate offering price of Shares sold Within the next preceding twelve months pursuant to the exercise of Options (and securities of the Company sold by the Company within the next preceding twelve months, other than pursuant to options, in reliance on Rule
                                 701).

For the purpose of clause (i) b, the term "Shares" shall include Shares issuable pursuant to the exercise of outstanding options, warrants, rights or conversion of convertible securities unless such options, warrants, rights or convertible securities were issued under Rule 701, and if securities of the Company offered or sold under Rule 701 are convertible securities, the number of Shares subject to outstanding offers or sold shall be deemed to be the Shares into which such securities may be converted.

                                   ARTICLE IV

                                TERMS OF OPTIONS

Section 4.1 - Option Agreement

        Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine I consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such options as "incentive stock options" under Section 422A of the Code.

Section 4.2 - Option Price

               (a) The price of the Shares subject to each option shall be set by the Committee; provided, however, that, in the case of any Incentive Stock Option, the price per Share shall be not less than 100% of the fair market value of such Shares on the date such option is granted; provided, further, that, in the case of any Non-Qualified Option, the price per Share shall be not less than 85% of the fair market value of such Shares on the date such Option is granted.

               (b) For purposes of the Plan, the fair market value of a Share of the Company's stock as of a given date shall be: (i) the closing price of a Share on the principal exchange on which Shares are then trading, if any, on the day previous to such date, or, if Shares were not traded on the day previous to such date, ' then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 4.3 - Commencement of Exercisability

               (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Option is granted.

               (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

               (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

               (d) To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422A of the Code, but without regard to Section 422A(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.2(d), the fair market value of stock shall be determined as of the time the option with respect to such stock is granted.

Section 4.4 - Expiration of Options

               (a) No option may be exercised to any extent by anyone after the first to occur of the following events:

                      (i) Except as required by Section 422A(c)(6) of the Code, in the case of an Incentive Stock Option, the expiration of ten years from the date the Option was granted; or

                      (ii) In the case of a Non-Qualified Option, the expiration of ten years from the date the option was granted; or

                      (iii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

                      (iv) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

                      (v) The expiration of one year from the date of the Optionee's death.

               (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

Section 4.5 - Employment by the Company

        Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Adjustments in Outstanding Options

        In the event that the outstanding Shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of Share quantities or prices) and with any necessary corresponding adjustment in option price per Share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of
Section 425(h)(3) of the

Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 - Merger, Consolidation, Acquisition, Liquidation or Dissolution

        The Committee shall provide by the terms of each Option that, upon or in connection with the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company, such option shall either (a) be (i) assumed or (ii) replaced by a substitute option granted by any successor corporation or (b) be or become exercisable, for a minimum of 30 days prior to such event, as to all Shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such option, but subject to section 4.3(d).

                                    ARTICLE V

                               EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

        During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

        At any time and from time to time prior to the time when any exercisable option or exercisable portion thereof becomes unexercisable under Section 4.4 or Section 4.7, such option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional Shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of Shares.

Section 5.3 - Manner of Exercise

        An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

               (a) Notice in writing signed by the Optionee or other person then entitled to exercise such option or portion, stating that such option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

               (b) (i) Full payment (in cash or by check) for the Shares with respect to which such Option or portion is thereby exercised; or

                      (ii) With the consent of the Committee, shares of any class of the Company's stock owned by the Optionee duly endorsed for transfer to the Company with a fair market value (as determinable under Section 4.2(b)) on the date of delivery equal to the aggregate Option price of the shares with respect to which such option or portion is thereby exercised; or

                      (iii) A combination of the consideration provided in the foregoing subsections (i) and (ii); and

               (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

               (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates

        The Shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for Shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

               (a) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; and

               (b) The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

               (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the option; and

               (e) The lapse of such reasonable period of time following the exercise of the option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Shareholders

        The holders of options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an option unless and until certificates representing such Shares have been issued by the Company to such holders; provided, however, that the Company shall provide to Optionees, on an annual basis, such financial and other information as it provides to its shareholders.

Section 5.6 - Transfer Restrictions

        The Committee, in its absolute discretion, may impose such restrictions on the transferability of the Shares purchasable upon the exercise of an option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such Shares. The Committee may require the Employee to give the Company prompt notice of any disposition of Shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such Shares to such Employee. The Committee may direct that the certificates evidencing Shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                                 ADMINISTRATION

Section 6.1 - Stock Option Committee

        The Stock Option Committee shall consist of at least three Directors, appointed by and holding office during the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2 - Duties and Powers of Committee

        It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422A of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

Section 6.3 - Majority Rule

        The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 - Special Committee

               (a) The Special Committee shall consist of three persons appointed by and holding office during the pleasure of the Board. No Options may be granted to any member of the Special Committee during the term of his membership on the Special Committee. No person shall be eligible to serve on the Special Committee unless he is then a "disinterested person" within the meaning of paragraph (d) (3) of Rule 16b-3 which has been adopted by the securities and Exchange Commission under the securities Exchange Act of 1934, if and as such Rule is then in effect.

               (b) All members of the Special Committee shall be Directors; provided, however, that if less than three Directors are eligible to serve on the Special Committee, eligible persons who are not Directors shall be appointed by the Board to fill such vacancies on the Special Committee. Members of the Special Committee (who are not Directors) may also serve as members of the Stock Option Committee.

               (c) Appointment of Special Committee members shall be effective upon acceptance of appointment. Special Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Special Committee shall be filled by the Board.

Section 6.5 - Compensation; Professional Assistance; Good Faith Actions

        Members of the Committee or the Special Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee or the Special committee in connection with the administration of the Plan shall be borne by the Company. The Committee and the Special Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Special Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Special Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee or the Special Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Committee and the Special Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                   ARTICLE VII

                                OTHER PROVISIONS

Section 7.1 - Options Not Transferable

        No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.2 - Amendment, Suspension or Termination of the Plan

        The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's shareholders given within 12 months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of Shares which may be issued on exercise of Options, modify the eligibility requirements of Section 3.1, amend Section 3.3(c) to permit the grant of Options to officers or Directors other than upon the written recommendation of the Special Committee, reduce the minimum option price requirements of Section 4.2(a) or extend the limit imposed in this Section 7.2 on the period during which options may be granted. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

               (a) The expiration of ten years from. the date the Plan is adopted by the Board; or

               (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.

Section 7.3 - Approval of Plan by Shareholders

        This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such shareholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all options previously granted under the Plan shall thereupon be cancelled and become null and void.

Section 7.4 - Effect of Plan Upon Other Option and Compensation Plans

        The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume ,options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 - Titles

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                     * * * *

1 I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Toxi-Lab, Inc. on ___________, 1998.

        Executed on this ___ day of ____________, 1998.


                                             ___________________________________
                                             Secretary


                                     * * * *

        I hereby certify that the foregoing Plan was duly approved by the shareholders of Toxi-Lab, Inc. on ___________________, 1998.

        Executed on this _____ day of ______________, 1998.


                                             ___________________________________
                                             Secretary